SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 6, 2004

WESCO FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)

301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901

(Address of Principal Executives Offices)
(Zip Code)

626/585-6700

(Registrant’s Telephone Number, Including Area Code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EXHIBIT INDEX
SIGNATURES
Earnings Release for Quarter Ended June 30, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 6, 2004, registrant issued a press release containing earnings information for the quarter ended June 30, 2004. A copy of the release is attached hereto as Exhibit 99.1.

     The information in this report and the attached exhibit is being furnished pursuant to Item 12 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

EXHIBIT INDEX

99.1	Earnings release of Wesco Financial Corporation for the quarter ended June 30, 2004, dated August 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION.

August 9, 2004		/s/ Jeffrey L. Jacobson

Date	By:	Jeffrey L. Jacobson
Vice President and Chief Financial Officer

2